Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Luz M. Weigel, President, Secretary and Treasurer of Biscayne Acquisition Group, Inc. (the “Company”), hereby certify to my knowledge that:
(1)

The Company’s quarterly report on Form 10-Q for the period ended March 31, 2009 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

BISCAYNE ACQUISITION GROUP, INC. (Registrant)

Date: May 14, 2009	By:	/s/ Luz M. Weigel
Luz M. Weigel
President, Secretary and Treasurer (Principal Executive Officer)